Exhibit A

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

	Payment Date: 15 February 2005.
	Calculation Date: 9 February 2005.

(i)	ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

		Prior Balance	Deposits	Withdrawals	Balance on Calculation Date

		11-Jan-05			9-Feb-05
	Lessee Funded Account	0.00	0.00	(0.00)	0.00
	Expense Account (note ii)	4,115,577.10	8,889,148.84	(10,998,208.20)	2,006,517.74
	Collection Account (note iii)	95,743,041.95	18,614,023.37	(38,743,041.95)	75,614,023.37

	- Miscellaneous Reserve	-			-
	- Maintenance Reserve	60,000,000.00			60,000,000.00
	- Security Deposit	-			-
	- Other Collections (net of interim withdrawals)	35,743,041.95			15,614,023.37

	Total	99,858,619.05	27,503,172.21	(49,741,250.15)	77,620,541.11

(ii)	ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

	Balance on preceding Calculation Date (January 11, 2005)	4,115,577.10
	Transfer from Collection Account (previous Payment Date)	5,884,422.90
	Transfer from Collection Account (interim deposit)	3,000,000.00
	Interest Earned during period	4,725.94
	Payments during period between prior Calculation Date and the relevant Calculation Date:
	- Payments on previous Payment Date	(2,825,222.29)
	- Other payments	(8,172,985.91)

	Balance on relevant Calculation Date (February 9, 2005)	2,006,517.74

(iii)	ANALYSIS OF COLLECTION ACCOUNT ACTIVITY

	Balance on preceding Calculation Date (January 11, 2005)	95,743,041.95	Note 1:
	Collections during period (Note 1)	18,614,023.37	“Collections during period” include proceeds received
	Swap receipts (previous Payment Date)	0.00	from the sale of one DHC8-100 aircraft
	Transfer to Expense Account (previous Payment Date)	(5,884,422.90)
	Transfer to Expense Account (interim withdrawal)	(3,000,000.00)
	Net transfer to Lessee Funded Accounts	0.00
	Aggregate Certificate Payments (previous Payment Date)	(27,742,473.25)
	Swap payments (previous Payment Date)	(2,116,145.80)

	Balance on relevant Calculation Date (February 9, 2005)	75,614,023.37

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(iii)  ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

	ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
	Priority of Payments
(i)	Required Expense Amount	10,000,000.00	Note 2:
(ii)	a) Class A Interest	3,161,883.29	The class A minimum principal amount arrears
	b) Swap Payments	1,623,406.96	are $131,332,976.14 following the payment of
(iii)	First Collection Account Top-up	60,000,000.00	$2,835,250.86 on February 15, 2005.
(iv)	Minimum Hedge Payment	0.00
(v)	Class A Minimum Principal (Note 2)	2,835,250.86
(vi)	Class B Interest	0.00
(vii)	Class B Minimum Principal	0.00
(viii)	Class C Interest	0.00
(ix)	Class D Interest	0.00
(x)	Second Collection Account Top-up	0.00
(xi)	Class A Principal Adjustment Amount	0.00
(xii)	Class C Scheduled Principal	0.00
(xiii)	Class D Scheduled Principal	0.00
(xiv)	Modification Payments	0.00
(xv)	Soft Bullet Note Step-up Interest	0.00
(xvi)	Class E Minimum Interest	0.00
(xvii)	Supplemental Hedge Payment	0.00
(xviii)	Class B Supplemental Principal	0.00
(xix)	Class A Supplemental Principal	0.00
(xx)	Class D Outstanding Principal	0.00
(xxi)	Class C Outstanding Principal	0.00
(xxii)	Class E Supplemental Interest	0.00
(xxiii)	Class B Outstanding Principal	0.00
(xxiv)	Class A Outstanding Principal	0.00
(xxv)	Class E Accrued Unpaid Interest	0.00
(xxvi)	Class E Outstanding Principal	0.00
(xxvii)	Charitable Trust	0.00

Total Payments with respect to Payment Date		77,620,541.11
Less Collection Account Top-Ups ((iii) and (x) above)		(60,000,000.00)

		17,620,541.11

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(iv)	PAYMENT ON THE CERTIFICATES

	(a)	FLOATING RATE CERTIFICATES	A-8	A-9	Class B	Note 3:

Applicable LIBOR	2.48000%	2.48000%	2.48000%	Step-up interest on Airplanes Group's subclass A-8 notes is payable at point (xv) in the Priority of Payments. To the extent that step-up interest is not paid, it will accrue in accordance with the terms of the subclass A-8 notes. Available cashflows were not sufficient to allow payment of step-up interest on any payment day to date. Total step-up interest accrued and unpaid on Airplanes Group's subclass A-8 notes at February 15, 2005 was $6,740,429.97. Interest on unpaid step-up interest (also payable at point (xv) in the Priority of Payments) accrued and unpaid at February 15, 2005 was $157,682.78.

		Applicable Margin	0.37500%	0.55000%	0.75000%
		Applicable Interest Rate	2.85500%	3.03000%	3.23000%
		Interest Amount Payable
		- Charge in current period on outstanding principal balance	1,394,383.29	1,767,500.00	569,884.79
		- Charge in current period on interest arrears	N/A	N/A	15,055.07
		- Accrued & unpaid interest from prior periods	N/A	N/A	5,992,732.03

			1,394,383.29	1,767,500.00	6,577,671.89

		Interest Amount Payment	1,394,383.29	1,767,500.00	0.00

		Step Up Interest Amount Payable (Note 3)	261,518.05	N/A	N/A

		Opening Principal Balance	627,943,438.60	750,000,000.00	226,844,897.35
		Minimum Principal Payment Amount	2,835,250.86	0.00	0.00
		Adjusted Principal Payment Amount	0.00	0.00	0.00
		Supplemental Principal Payment Amount	0.00	0.00	0.00
		Total Principal Distribution Amount	2,835,250.86	0.00	0.00
		Redemption Amount
		- amount allocable to principal	0.00	0.00	0.00
		- premium allocable to premium	0.00	0.00	0.00

		Outstanding Principal Balance (February 15, 2005)	625,108,187.74	750,000,000.00	226,844,897.35

     AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(iv)	PAYMENT ON THE CERTIFICATES

	(b) FIXED RATE CERTIFICATES	Class C	Class D
	Applicable Interest Rate	8.1500%	10.8750%
	Interest Amount Payable
	- Charge in current period on outstanding principal balance	2,375,979.69	3,580,412.50
	- Charge in current period on interest arrears	236,165.39	482,018.51
	- Accrued & unpaid interest from prior periods	34,772,818.43	53,188,249.14

		37,384,963.51	57,250,680.15

	Interest Amount Payment	0.00	0.00

	Opening Principal Balance	349,837,500.00	395,080,000.00
	Scheduled Principal Payment Amount	0.00	0.00
	Redemption Amount	0.00	0.00
	- amount allocable to principal	0.00	0.00
	- amount allocable to premium	0.00	0.00
	Actual Pool Factor	0.9329000	0.9877000

	Outstanding Principal Balance (February 15, 2005)	349,837,500.00	395,080,000.00

	Table of rescheduled Pool Factors	n/a	n/a
	in the event of a partial redemption

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(v)	FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)

		A-8	A-9	Class B
	Applicable LIBOR	2.59000%	2.59000%	2.59000%
	Applicable Margin	0.37500%	0.55000%	0.75000%
	Applicable Interest Rate	2.96500%	3.14000%	3.34000%

(vi)	CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

(a)	FLOATING RATE CERTIFICATES
		A-8	A-9	Class B
	Opening Principal Amount	6,279.43	7,500.00	2,268.45
	Total Principal Payments	(28.35)	0.00	0.00

	Closing Outstanding Principal Balance	6,251.08	7,500.00	2,268.45

	Total Interest Payment	13.94	17.68	0.00
	Total Premium	0.00	0.00	0.00

(b)	FIXED RATE CERTIFICATES
		Class C	Class D
	Opening Principal Amount	3,498.38	3,950.80
	Total Principal Payments	0.00	0.00

	Outstanding Principal Balance	3,498.38	3,950.80

	Total Interest Payment	0.00	0.00
	Total Premium	0.00	0.00